Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1 TO

SUBORDINATION AND INTERCREDITOR AGREEMENT

AMENDMENT NO. 1, dated as of April 22, 2012 (this “Amendment”), to the Subordination and Intercreditor Agreement, dated as of December 15, 2010 (the “Subordination Agreement”), among (i) JPMORGAN CHASE BANK, N.A. as Administrative Agent (in such capacity, with its successors and assigns, the “Senior Agent”) for the Senior Creditors referred to therein, (ii) HOLLYWOOD MEDIA CORP., as the subordinated lender (the “Subordinated Lender”) under the Existing Subordinated Agreement referred to therein, and (iii) KEY BRAND ENTERTAINMENT INC., a Delaware corporation (the “Borrower”).

WHEREAS, the Borrower, the Senior Agent and certain financial institutions and other entities are parties to a Credit, Security, Pledge and Guaranty Agreement dated as of January 23, 2008 (as amended and as in effect on the date hereof, the “Existing Senior Credit Agreement”), pursuant to which such financial institutions and other entities have agreed to make revolving loans and extend other financial accommodations to the Borrower;

WHEREAS, the Borrower, the Subordinated Lender and other entities are parties to a Second Lien Credit, Security and Pledge Agreement dated as of December 15, 2010 (the “Existing Subordinated Agreement”), pursuant to which the Subordinated Lender has agreed to make a secured term loan to the Borrower; and

WHEREAS, the Borrower has requested that the Senior Agent and the Subordinated Lender agree to certain amendments to the Subordination Agreement in order to permit certain payments to be made by the Borrower to the Subordinated Lender of amounts that will be outstanding under the Existing Subordinated Agreement, which amendments are being entered into in connection with TDI’s contribution of certain assets to Group Sales Box Office, LLC (“JV Newco”), a Delaware limited liability company, in exchange for a seventy-five percent (75%) membership interest in JV Newco.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties agree as follows:

SECTION 1.        Definitions.

1.1           All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Subordination Agreement.

1.2           All references in this Amendment to agreements or other contractual obligations shall, unless otherwise specified, be deemed to refer to such agreements or contractual obligations as amended, supplemented, restated or otherwise modified from time to time.

SECTION 2.        Override. Each Senior Creditor and Subordinated Creditor, as applicable, hereby agrees that to the extent there is any inconsistency between the terms of any Senior Document or Subordinated Document, as applicable, and the Subordination Agreement, as amended hereunder, the Subordination Agreement, as amended hereunder, shall prevail.

SECTION 3.        Amendments.

3.1           Section 1 of the Subordination Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

“‘First Amendment’ shall mean that certain Amendment No. 1 to Subordination and Intercreditor Agreement dated as of the First Amendment Effective Date.”

“‘First Amendment Effective Date’ shall mean April 22, 2012.”

3.2           The definition of “Permitted Subordinated Payments” in Article 1 of the Credit Agreement is hereby amended by (a) deleting the word “and” between sub-clause (i) and sub-clause (ii) thereof; (b) deleting the period at the conclusion of sub-clause (ii) thereof; and (c) adding the following new sub-clause (iii) at the conclusion thereof:

“; and (iii) the Second Earnout Amount (as defined on the First Amendment Effective Date in the Existing Subordinated Agreement) for the Earnout Year (as defined on the First Amendment Effective Date in the Existing Subordinated Agreement) ending June 30, 2012 in equal quarterly installments over the term of the Loan (as defined in the Existing Subordinated Agreement).”

SECTION 4.        Full Force and Effect. Except as expressly amended hereby, the Subordination Agreement shall continue unmodified and in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Subordination Agreement, the terms “Agreement,” “this Agreement,” “this Subordination Agreement,” “herein,” “hereafter,” “hereto,” “hereof” and words of similar import shall mean, unless the context otherwise requires, the Subordination Agreement as modified by this Amendment.

SECTION 5.        CHOICE OF LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

SECTION 6.        Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

SECTION 7.        Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

JPMORGAN CHASE BANK, N.A., as Senior Agent for and on behalf of the Senior Creditors

By:	/s/ Alexandra Bratman
Name: Alexandra Bratman
Title: Vice President

[Signature pages to Amendment No. 1 to Subordination and Intercreditor Agreement]

HOLLYWOOD MEDIA CORP., as Subordinated Lender for and on behalf of the Subordinated Creditors

By:	/s/ Mitchell Rubenstein
Name: Mitchell Rubenstein
Title: CEO

[Signature pages to Amendment No. 1 to Subordination and Intercreditor Agreement]

KEY BRAND ENTERTAINMENT INC.,
as Borrower

By:	/s/ John Gore
Name: John Gore
Title: President, Treasurer and CEO

[Signature pages to Amendment No. 1 to Subordination and Intercreditor Agreement]